INCOME TAX	12 Months Ended
Dec. 31, 2020
INCOME TAX
NOTE 9 - INCOME TAX

A reconciliation of differences between the effective income tax rates and the statutory federal rates from continuing operations is as follows:

	2020		2019
	Rate	Amount	Rate	Amount
Income Tax benefit at US statutory rate	21%	$249,028	21%	$484,065
State taxes, net of federal benefit	6%	65,546	5%	114,471
Change in valuation allowance	(27)%	(314,574)	(26)%	(598,536)
	-	$-	-	$-

Deferred income taxes primarily relate to differences between the amounts recorded for financial reporting purposes and the amounts recorded for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows as of December 31, 2020, and 2019:

Deferred Income Tax Assets:	2020	2019
Net Operational Loss Carryforwards	$1,073,486	$703,548
Intangible Assets	1,309,790	1,415,989
Research & Development Costs	403,990	366,868
Other, Net	20,940	7,227
Gross Deferred Income Tax Assets	$2,808,206	$2,493,632
Less: Valuation Allowance	(2,808,206)	(2,493,632)
Net Deferred Income Tax Asset	$-	$-

At December 31, 2020, the Company has net operating loss carryforwards of approximately $4,234,000 available to offset future taxable income with no expiration. Realization of the deferred tax assets, which relate to operating loss carry-forwards and timing differences, is dependent on future earnings. The timing and amount of future earnings are uncertain and therefore the Company has established a 100% valuation allowance.

As of December 31, 2020, the U.S. Federal and Florida income tax returns filed prior to 2017 are no longer subject to examination by the respective taxing authorities.